American National Investment Accounts, Inc.
Supplement dated September 1, 2001



Prospectus Dated May 1, 2001

Page 33, under the heading "Administrative Services", the 3rd paragraph, fifth bullet is amended and restated as follows:


Effective September 1, 2001 SM&R has agreed to voluntarily reimburse the Government Bond Portfolio for total operating expenses in excess of 0.35% of
average daily net assets.    Prior to September 1, 2001 the voluntarily
reimbursement was 0.80% of average daily net assets.


Statement of Additional Information Dated May 1, 2001

Page 37 under the section heading "Expenses Borne by the Portfolios" (which begins on Page 36), the second full paragraph is amended and restated as follows:

SM&R intends to voluntarily reimburse the Government Bond Portfolio for expenses in excess of 0.35%; the High Yield Portfolio for expenses in excess of 0.80%; the Growth Portfolio and the Money Market Portfolio for expenses in excess of 0.87%; the Balanced Portfolio for expenses in excess of 0.90%; the Equity Income Portfolio for expenses in excess of 0.93%; the International Stock Portfolio for expenses in excess of 1.10%; and the Small-Cap/Mid-Cap Portfolio for expenses in excess of 1.50%, of each of such Portfolio's average daily net assets. Fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, may be rescinded by SM&R at any time without notice to investors.




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FOR FUTURE REFERENCE